U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 2, 1997




                                PTI HOLDING INC.
                              --------------------
             (Exact Name of Registrant as Specified in its charter)




Delaware                          1-11586               13-3590980
- -------------                    -----------           --------------
(State or Jurisdiction            (Commission           (I.R.S. Employer
of incorporation or               File No.)             Identification No.)
organization)


c/o 15 East North Street, Dover, DE                         19901
- --------------------------------------                      ----------
(Address of Principal Executive Offices)                    (Zip Code)


                                 (302) 678-0855
                              --------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Registrant's former principal independent accountant was dismissed by the Registrant on September 2, 1997. Such former principal accountant's report on the financial statements of the Registrant for either of the prior two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to replace the Registrant's independent account was made by the Registrant's Board of Directors. There was no disagreement with the former accountant, either that was resolved or that remained unresolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Effective September 2, 1997, the Registrant retained Arthur Andersen & Co., LLP, with an address at 1345 Avenues of the Americas, New York, NY, as its principal independent account.



(c)  Exhibits.

Exhibit
No.     Description
- ---  -------------------

16 Letter On Change In Certifying Accountant, dated September 9, 1997, from D'Arcangelo & Co., LLP. to the Securities & Exchange Commission

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 9, 1997



PTI HOLDING INC.


By/s/ Meredith W. Birrittella
Meredith W. Birrittella,
Chief Executive Officer

                                   Exhibit 16
                                ----------------


                             D'ARCANGELO & CO., LLP
                             3010 Westchester Avenue
                               Purchase, NY 10577



                                September 9, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: PTI Holding Inc. Commission File No. 1-11586 Letter In Change In Certifying Accountant

Ladies and Gentlemen:

     We have read the above-referenced Registrant's response to Item 4 - Changes in Registrant's Certifying Accountant with respect to its Current Report on Form 8-K dated September 2, 1997, and concur with the statements made therein.



Very truly yours,

D'ARCANGELO & CO., LLP


By: /s/ Louis Materasso
Name: Louis Materasso
Title: Partner